UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2016

BROADWAY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5055 Wilshire Boulevard Suite 500, Los Angeles, California	90036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

On February 9, 2016, Broadway Financial Corporation (the “Company”) issued a Press Release announcing that the Company’s primary regulator, the Federal Reserve Bank of San Francisco, upon authorization from the Federal Reserve Board of Governors (collectively, the “FRB”) has terminated the Order to Cease and Desist applicable to the Company.  Copies of the Press Release and Letter Terminating the Order to Cease and Desist are attached as exhibits to this report.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                        Press release dated February 9, 2016, announcing the termination of the Order to Cease and Desist by the FRB.

99.2                        Letter Terminating the Order to Cease and Desist

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION
(Registrant)

Date: February 9, 2016	By	/s/ Brenda J. Battey
Brenda J. Battey
Chief Financial Officer